NUMBER        SHARES
          (Void)
                         THE GROWTH FUND OF WASHINGTON
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

THIS CERTIFIES that       is the owner of

*SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 399878 10 7
 FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE OF $.01 PER SHARE, OF THE GROWTH FUND OF WASHINGTON, INC. transferable on the books of the Corporation by the holder thereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
       Dated

/s/ Howard L. Kitzmiller    /s/ Harry J. Lister
      SECRETARY                   PRESIDENT

    THE GROWTH FUND OF WASHINGTON, INC.
       CORPORATE SEAL MARYLAND
                1985
  COUNTERSIGNED: INVESTORS FIDUCIARY TRUST COMPANY
                           TRANSFER AGENT
             P.O. BOX 419392, KANSAS CITY, MO 64141-6392
             By
                ________________________________________
                           Authorized Officer
[BACK]
 The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
 TEN COM-as tenants in common          UNIF GIFT MIN ACT-____Custodian____
 TEN ENT-as tenants by the entireties       (Cust)     (Minor)
 JT TEN -as joint tenants with right of    under Uniform Gifts to Minors
    survivorship and not as tenants        Act_________________________
    in common                              ( State)
    Additional abbreviations may also be used though not in the above list. For value received,________________hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
_____________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE
_____________________________________________________________________________
_____________________________________________________________________________
______________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint___________________________________________
_____________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated,______________________
      _________________________________________
In Presence of
_____________________________
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.